[LOGO]MFS
INVESTMENT MANAGEMENT


                     MFS(R) INTERNATIONAL
                     NEW DISCOVERY FUND
                     (FORMERLY MFS(R) INTERNATIONAL OPPORTUNITIES FUND) ANNUAL REPORT o SEPTEMBER 30, 2001

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        YOU CAN RECEIVE THIS REPORT VIA e-MAIL. See page 34 for details.
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

TABLE OF CONTENTS
Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 37
28MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

     o    information we receive from you on applications or other forms

     o information about your transactions with us, our affiliates, or others, and

     o    information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company\S/\M/, and MFS Fund Distributors, Inc.

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    NOT FDIC INSURED         MAY LOSE VALUE           NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
Jeffrey L. Shames

Dear Shareholders,

As I write this letter, it's been just over a month since the events of September 11, among the most tragic events ever to occur on U.S. soil. The United States and its allies have just commenced military action, and the outcome at this point is unknown. The human dimensions of the September 11 tragedy have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11 we felt that the market was approaching a bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks. Going forward, one of our chief concerns is that consumer spending, which accounts for about two-thirds of U.S. gross domestic product (GDP) -- and which had held up surprisingly well in the downturn prior to September 11 -- may fall off dramatically in the short term.

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had already experienced a significant downturn, essentially factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed upward moves in the market over the following weeks. Mutual fund redemptions have not risen significantly; we think this indicates that a majority of investors continue to have faith in stocks and bonds as long-term investments.

Long lines at airports, although inconvenient, are evidence that people are flying again. Shoppers appear to be going back to stores. Consumer spending is certainly down and may remain so for a while, but it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. One demographic factor that may help a recovery is the large number of baby boomers who are still in their prime earning years.

Prior to September 11 corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period which included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. President Bush and Congress quickly passed a relief bill for the airline industry. Under discussion are several other measures to help stimulate the economy, including tax cuts and government spending. As this is written, the Federal Reserve Board (the Fed) has cut interest rates twice since the attacks, bringing rates to their lowest level in nearly four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments that may do more to drive the economy -- such as corporate bonds and stocks.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

As I write this in mid-October, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom- up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

October 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
David A. Antonelli

For the 12 months ended September 30, 2001, Class A shares of the fund provided a total return of -22.52%, Class B shares -22.84%, Class C shares -22.98%, and Class I shares -22.21%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -28.27% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -30.93%.

Q. THE MARKET WAS WEAK LEADING UP TO THE SEPTEMBER 11 ATTACKS, AND THEN WE HAD A DRAMATIC SELLOFF FOLLOWING THE TRAGEDY. HAVE YOU SINCE DONE ANY TRIMMING OF OR ADDING TO THE PORTFOLIO?

A. Following the terrorist attacks, we didn't make many changes because we manage the portfolio on a longer-term basis. We tend to look out at least one to two years, and when we did this, we didn't see a great deal that had changed fundamentally for many of the companies that we held in the portfolio. That said, there were a few dislocations that created opportunities. The portfolio was somewhat defensively positioned prior to September 11. Our energy weighting remained at around 11%, which was approximately 4% higher than the MSCI EAFE benchmark. We've also been overweighted in health care, and within the financial services sector, we've focused on the small and mid-sized retail franchises, such as Anglo Irish Bank and Danske Bank. We also added to our positions in beverage and tobacco names such as Altadis, Molson, and Asahi Breweries because we liked the defensive nature and reliable cash flows of some of these consumer staples companies.

Q. WHAT OTHER SECTORS DID YOU FAVOR DURING THE PERIOD?

A. A group that initially reacted negatively to the World Trade Center attacks was the insurance sector. The stocks traded down on worries about impending death claims and liabilities for property losses. In many ways, however, we think many insurance companies are poised for stronger growth in the months and years ahead. The knee-jerk reaction was to sell everything related to the insurance group because it was going to have tremendous losses, but the fact remained that not all insurance companies have exposure to these huge losses. In addition, there was less supply because many insurers pulled back on underwriting policies and in the process, premiums were increased. In this environment, we believe that a number of insurers were positioned to benefit.

Q. WHILE IT WAS CLEARLY A DIFFICULT PERIOD FOR EQUITY INVESTORS, WHAT FACTORS HELPED THE FUND OUTPACE BOTH ITS BENCHMARK AND LIPPER CATEGORY AVERAGE DURING THE PERIOD?

A. By maintaining a more balanced approach between growth and value and by owning some of the more conservative or defensive stocks mentioned earlier, we were able to outpace our benchmark and Lipper group during the period. Until very recently, we also avoided many of the well-known technology, media, and telecommunications names that have disappointed many investors during the past year.

Q. WHERE ARE YOU BEGINNING TO FIND VALUE IN THE TECHNOLOGY SECTOR?

A. Prior to the September 11 attacks, we were beginning to see pockets of strength in certain sectors, as optimism grew that the worst was over in terms of earnings disappointments. In particular, the semiconductor area was looking attractively valued in our view. It's probably a bit early to start rapidly building our technology weighting, but many of these stocks appear to be reaching trough valuations. Over the long term, however, we think the risk-reward profiles for a number of technology, media, and telecommunications companies are becoming attractive, especially following the severe selloff we experienced after September 11.

Q. WHAT OTHER AREAS IN TECHNOLOGY LOOKED APPEALING?

A. We've also found opportunities in niches such as video conferencing. A company we held prior to September 11 was a Norwegian video conferencing company called Tandberg. The stock traded down following the attack, but once things settled down, it appreciated as investors saw the company as an obvious alternative to business travel.

Q. DID ANY OTHER STOCKS AID PERFORMANCE DURING THIS DIFFICULT PERIOD?

A. Our holdings in pharmaceutical stocks produced strong results in this uncertain environment. In particular, some of our Japanese pharmaceutical holdings performed well during the period. Also in Japan, our position in Tokyo Gas provided a bit of a buffer against the overall negative market trends.

Q. WHICH HOLDINGS TURNED OUT TO BE DISAPPOINTMENTS?

A. Most of our holdings in the broadcasting, cable, and media sectors were detractors, most notably, our holding in German broadcasting and cable company ProSieben. The portfolio had benefited over the years from its holding in Japanese clothing retailer Fast Retailing, however, in recent months it's proven to be a very volatile stock, and we've reduced our weighting because the company's growth prospects seemed to be slowing. While we still think the long-term growth prospects are appealing, we don't see the hyper-growth outlook that we initially saw in the company.

Q. IT'S BEEN A VERY DIFFICULT AND EMOTIONAL PERIOD FOR INVESTORS. WHEN DO YOU SEE THE ENVIRONMENT IMPROVING?

A. It's still very difficult to predict when a global economic recovery will occur. We're certainly not hearing much good news from many of the companies we talk to on a daily basis. That said, looking out over the next one to two years, we think there are a number of reasons to be positive. Interest rates have come down significantly in the United States and are trending lower around the world, there's more liquidity in the market, and from our perspective, stocks look undervalued on a long-term basis.

   /s/ David A. Antonelli

   David A. Antonelli
   Portfolio Manager

Note to Shareholders: Prior to October 1, 2000, the fund was available only to Trustees of MFS Funds and residents of Massachusetts who are MFS employees or certain relatives of employees. During this time the fund had limited assets and there is no guarantee that the fund will experience similar performance as its assets grow.


The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   DAVID A. ANTONELLI IS SENIOR VICE PRESIDENT AND DIRECTOR OF INTERNATIONAL
   EQUITY RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS RESPONSIBLE FOR THE HIRING, TRAINING, AND INDUSTRY ASSIGNMENTS OF OUR TEAM OF INTERNATIONAL EQUITY RESEARCH ANALYSTS AND COORDINATES COVERAGE OF GLOBAL INDUSTRIES WITH THE U.S. DIRECTOR OF RESEARCH.

   IN HIS DIRECTOR ROLE, DAVID ALSO OVERSEES THE PROCESS OF PORTFOLIO MANAGEMENT OF THE INTERNATIONAL RESEARCH AND EMERGING MARKET PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE INVESTMENT PRODUCTS. THESE PORTFOLIOS ARE MANAGED BY THE TEAM OF MFS INTERNATIONAL EQUITY RESEARCH ANALYSTS. HE ALSO MANAGES OUR INTERNATIONAL SMALL-CAP PORTFOLIOS AND THE INTERNATIONAL PORTIONS OF OUR GLOBAL GROWTH PORTFOLIOS.

   DAVID JOINED MFS IN 1991 AS A RESEARCH ANALYST FOLLOWING FOREIGN STOCKS, WITH A CONCENTRATION IN CONTINENTAL EUROPE. HE WAS NAMED VICE PRESIDENT IN 1995, PORTFOLIO MANAGER IN 1997, AND SENIOR VICE PRESIDENT AND DIRECTOR OF INTERNATIONAL EQUITY RESEARCH IN 1999.

   DAVID IS A GRADUATE OF PENNSYLVANIA STATE UNIVERSITY AND THE WHARTON SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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   OBJECTIVE:                 SEEKS CAPITAL APPRECIATION.

   COMMENCEMENT OF
   INVESTMENT OPERATIONS:     OCTOBER 9, 1997

   CLASS INCEPTION:           CLASS A  OCTOBER 9, 1997
                              CLASS B  OCTOBER 2, 2000
                              CLASS C  OCTOBER 2, 2000
                              CLASS I  OCTOBER 9, 1997

   SIZE:                      $35.9 MILLION NET ASSETS AS OF SEPTEMBER 30, 2001

PERFORMANCE SUMMARY
The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2001. Index information is from October 1, 1997.)

         MFS International New
        Discovery Fund - Class A           MSCI EAFE Index
"10/97"       $ 9,425                           $10,000
"9/98"        $ 8,878                           $ 9,192
"9/99"        $12,440                           $12,070
"9/00"        $19,100                           $12,484
"9/01"        $14,799                           $ 8,954

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

Class A                                                                 1 YEAR       3 YEARS           LIFE*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         -22.52%        66.69%          57.02%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                     -22.52%        18.57%          12.02%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                     -26.97%        16.25%          10.36%
------------------------------------------------------------------------------------------------------------

Class B                                                                 1 YEAR       3 YEARS           LIFE*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         -22.84%        65.99%          56.37%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                     -22.84%        18.40%          11.90%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                     -25.90%        17.69%          11.36%
------------------------------------------------------------------------------------------------------------

Class C                                                                 1 YEAR       3 YEARS           LIFE*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         -22.98%        65.70%          56.09%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                     -22.98%        18.33%          11.85%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                     -23.74%        18.33%          11.85%
------------------------------------------------------------------------------------------------------------

Class I                                                                 1 YEAR       3 YEARS           LIFE*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         -22.21%        67.43%          57.72%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                     -22.21%        18.74%          12.15%
------------------------------------------------------------------------------------------------------------

Comparative Indices++
                                                                        1 Year       3 Years           Life*
------------------------------------------------------------------------------------------------------------
Average international fund+                                            -30.93%       - 0.13%         - 3.04%
------------------------------------------------------------------------------------------------------------
MSCI EAFE Index#                                                       -28.27%       - 0.87%         - 2.72%
------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2001. Index information is from October 1, 1997.
++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.


NOTES TO PERFORMANCE SUMMARY
Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are available only to certain institutional investors.

Class B and C share performance includes the performance of the fund's
Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account the differences in class-specific operating expenses. Because operating expenses for Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS
Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in small or emerging growth companies is riskier than investing in more-established companies.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while it's asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 2001

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES          18.6%
HEALTH CARE                 14.2%
ENERGY                      11.4%
TECHNOLOGY                  10.3
UTILITIES & COMMUNICATIONS   0.1%


TOP 10 STOCK HOLDINGS

TECHNIP S.A.  2.9%
Engineering services company

SEAMARK ASSET MANAGEMENT LTD.  2.4%
Canadian investment management firm

ANGLO IRISH BANK CORP. PLC  2.3%
Diversified banking and investment management company

TANDBERG ASA  2.1%
Global leader in videoconferencing systems

PARTNER COMMUNICATIONS CO. LTD.  2.1%
Mobile telephone network operator in Israel

SYNTHES-STRATEC, INC. 2.0%
Manufacturer of medical devices used in bone surgery

FUGRO N.V. 2.0%
International engineering and geotechnical consulting firm

BCE, INC. 1.9%
Canadian communications company

ALSTOM 1.8%
Manufacturer of power generation components

FAST RETAILING CO. 1.8%
Japanese discount retailer


The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- September 30, 2001
Stocks - 91.9%
----------------------------------------------------------------------------------------------
ISSUER                                                                SHARES             VALUE
----------------------------------------------------------------------------------------------
Foreign Stocks - 86.8%
  Australia - 1.5%
    John Fairfax Holdings, Ltd. (Printing & Publishing)               48,700       $    75,843
    NRMA Insurance Group Ltd. (Insurance)                            140,320           206,735
    QBE Insurance Group Ltd. (Insurance)*                             86,057           244,643
                                                                                   -----------
                                                                                   $   527,221
----------------------------------------------------------------------------------------------
  Austria - 0.2%
    OMV AG (Oil & Gas)                                                 1,060       $    85,879
----------------------------------------------------------------------------------------------
  Belgium - 0.8%
    Omega Pharma (Medical Products & Pharmaceuticals)                  6,700       $   272,781
----------------------------------------------------------------------------------------------
  Bermuda - 0.6%
    Ace Ltd. (Insurance)                                               7,200       $   207,864
----------------------------------------------------------------------------------------------
  Brazil - 0.8%
    Aracruz Celulose S.A. (Forest & Paper Products)                   12,180       $   180,873
    Votorantim Celulose E Papel S.A., ADR (Forest & Paper Products)    7,900           103,095
                                                                                   -----------
                                                                                   $   283,968
----------------------------------------------------------------------------------------------
  Canada - 17.6%
    Alberta Energy Ltd. (Energy)                                       5,795       $   196,727
    Aliant, Inc. (Telecommunications)                                 11,670           228,906
    BCE, Inc. (Telecommunications)#                                   28,350           625,117
    C Mac Industries, Inc. (Electronics)*                              5,130           102,087
    Canadian Hunter Exploration Ltd. (Oils)*                           8,610           197,950
    Canadian National Railway Co. (Railroads)                          9,792           372,586
    CP Holders (Railroads)*                                           10,000           320,983
    Decoma International, Inc. (Automotive)                            2,300            15,525
    Decoma International, Inc. (Automotive)                           10,400            71,006
    Fairfax Financial Holdings Ltd. (Insurance)*                       1,350           172,980
    Industrial Alliance Life Insurance Company (Insurance)            20,260           526,100
    Investors Group, Inc. (Financial Services)                        12,100           151,355
    Kingsway Financial Services, Inc. (Insurance)*                    36,700           360,747
    Magna International, Inc. (Automotive)                             3,745           197,295
    Manitoba Telecom Services (Telecommunications)                     8,400           189,132
    Manulife Financial Corp. (Insurance)                               8,000           209,513
    Molson, Inc. (Beverage)                                           17,800           302,924
    Seamark Asset Management Ltd. (Financial Institution)*            86,030           762,822
    Sobeys, Inc. (Food & Beverage Products)                           21,950           374,661
    Talisman Energy, Inc. (Oils)                                      10,690           365,609
    Zarlink Semiconductor, Inc. (Electrical Equipment)*               70,260           562,917
                                                                                   -----------
                                                                                   $ 6,306,942
----------------------------------------------------------------------------------------------
  Denmark - 1.3%
    Carlsberg (Food & Beverage Products)                               3,200       $   136,289
    Danske Bank (Banks & Credit Cos.)                                 20,830           326,309
                                                                                   -----------
                                                                                   $   462,598
----------------------------------------------------------------------------------------------
  Finland - 0.2%
    Konecranes Interna (Electronics)                                   3,400       $    84,138
----------------------------------------------------------------------------------------------
  France - 14.5%
    ALSTOM (Transportation)                                           38,600       $   589,285
    April Group (Insurance)                                           10,180           139,390
    Bodycote International (Electrical Equipment)                    188,980           469,840
    Business Objects S.A., ADR (Computer Software - Systems)*          9,877           192,601
    Clarins (Consumer Products)                                        1,200            75,386
    Coflexip S.A. (Oil Services)                                       2,240           364,793
    Compagnie Generale de Geophysique S.A., ADR (Oil Services)*#      13,232            83,149
    Essilor International S.A. (Medical Products & Pharmaceuticals)   19,880           552,552
    Generale de Sante (Healthcare)*                                   10,050           169,155
    L'Air Liquide S.A. (Gas)                                           2,620           367,086
    Natexis Co. (Financial Services)                                   3,624           302,345
    Sagem S.A. (Defense Electronics)                                   7,600           300,434
    Scor S.A. (Insurance)                                              9,000           290,681
    Societe Television Francaise (Entertainment)                      13,037           249,082
    Technip S.A. (Construction)                                        7,660           964,519
    Wavecom S.A., ADR (Electronics)*                                   6,000           109,500
                                                                                   -----------
                                                                                   $ 5,219,798
----------------------------------------------------------------------------------------------
  Germany - 6.0%
    Dyckerhoff AG, Preferred Stock (Construction Services)            11,300       $   153,183
    Fresenius AG, Preferred (Medical Supplies)                         2,300           223,902
    Fresenius Medical Care AG, Preferred (Medical Supplies)            9,110           493,152
    Linde AG (Engineering)                                             2,200            85,106
    Merck KGaA Medical Products & Pharmaceuticals                      7,830           295,635
    ProSieben Media AG, Preferred (Broadcasting)                      28,425           133,184
    Schering AG (Biotechnology)                                        6,000           298,487
    Software AG (Computer Software-Services)                           3,290           123,292
    Stada Arzneimittel (Medical Products & Pharmaceuticals)           12,700           330,573
                                                                                   -----------
                                                                                   $ 2,136,514
----------------------------------------------------------------------------------------------
  Hong Kong - 0.5%
    Li & Fung Ltd. (Consumer Goods & Services)                       198,000       $   187,861
----------------------------------------------------------------------------------------------
  Hungary - 0.3%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)                    6,880       $    92,949
----------------------------------------------------------------------------------------------
  Ireland - 2.1%
    Anglo Irish Bank Corp. PLC (Banks & Credit Cos.)                 253,136       $   745,137
----------------------------------------------------------------------------------------------
  Israel - 1.9%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*#                                             400       $     8,808
    Partner Communications Co. Ltd., ADR (Cellular Phones)*          152,420           684,366
                                                                                   -----------
                                                                                   $   693,174
----------------------------------------------------------------------------------------------
  Italy - 0.7%
    Mediaset S.p.A. (Entertainment)                                   22,000       $   123,296
    Saipem S.p.A. (Oil Services)                                      25,710           115,785
                                                                                   -----------
                                                                                   $   239,081
----------------------------------------------------------------------------------------------
  Japan - 10.7%
    ACOM Co., Ltd. (Financial Services)                                2,800       $   246,900
    Asahi Breweries, Ltd. (Beverage Products)                         23,000           235,808
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                 16,000           248,746
    Daikin Industries, Ltd. (Machinery)                               28,000           395,839
    Disco Corp. (Machinery)                                            1,500            43,670
    Fast Retailing Co. (Retail)                                        5,200           584,176
    Meitec Corp. (Computer Software - Systems)                         6,800           176,860
    Nippon Foundry, Inc. (Electronics)*                                   29           163,017
    Nissin Food Products Co., Ltd. (Food Products)                    10,900           234,571
    Olympus Optical Co. (Conglomerate)                                 6,000            84,319
    Shionogi & Co., Ltd. (Pharmaceuticals)                            10,000           187,935
    Shiseido Co., Ltd. (Consumer Products)                            27,000           232,419
    Stanley Electric Co., Ltd. (Electronics)                          15,000           105,462
    Taiyo Yuden Co. (Electronics)                                      9,000           111,452
    Tokyo Broadcasting System, Inc. (Broadcasting)                    13,000           228,501
    Tokyo Gas Co., Ltd. (Gas)                                         26,000            85,511
    Welfide Corp. (Pharmaceuticals)                                   41,000           488,464
                                                                                   -----------
                                                                                   $ 3,853,650
----------------------------------------------------------------------------------------------
  Mexico - 1.2%
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)*#                                              10,100       $    94,940
    Grupo Modelo S.A. de C.V. (Brewery)*                              71,500           155,664
    Wal-Mart de Mexico S.A. de C.V. (Retail)*                          9,285           194,327
                                                                                   -----------
                                                                                   $   444,931
----------------------------------------------------------------------------------------------
  Netherlands - 9.1%
    Akzo Nobel N.V. (Chemicals)                                        3,000       $   122,250
    ASM International N.V. (Electronics)*                             15,500           178,250
    ASM Lithography Holding N.V. (Computer Software - Systems)*        5,000            56,050
    Fugro N.V. (Engineering)*                                         12,910           641,892
    Grontmij (Construction Services)                                   7,059           224,780
    Hunter Douglas N.V., ADR (Consumer Goods & Services)*              6,152           134,330
    IHC Caland N.V. (Marine Equipment)*                                3,831           165,384
    Jomed N.V. (Medical & Health Products)*                            3,000            57,660
    Libertel N.V. (Cellular Phones)*                                  57,760           420,400
    Opg Groep N.V. (Biotechnology)                                    10,800           329,657
    United Services Group (Business Services)                         33,003           472,911
    VNU N.V. (Publishing)*                                            16,289           458,671
                                                                                   -----------
                                                                                   $ 3,262,235
----------------------------------------------------------------------------------------------
  Norway - 3.5%
    P4 Radio Hele Norge ASA (Broadcasting)                            40,230       $    90,682
    Petroleum Geo-Services ASA, ADR (Oils)*                           31,230           196,749
    Smedvig (Oil Services)                                            22,210           182,730
    Tandberg ASA (Telecommunications)                                 46,660           696,787
    Tomra Systems ASA (Machinery)                                      9,200            97,985
                                                                                   -----------
                                                                                   $ 1,264,933
----------------------------------------------------------------------------------------------
  Panama - 0.3%
    Banco Latinoamericano de Exportaciones, S.A.
      (Banks & Credit Cos.)#                                           3,420       $    99,351
----------------------------------------------------------------------------------------------
  Poland
    Orfe S.A. (Pharmaceuticals)*                                         890       $     3,545
----------------------------------------------------------------------------------------------
  Singapore - 0.4%
    Hong Leong Finance Ltd. (Finance)                                137,000       $    22,876
    Oversea-Chinese Banking Corp. Ltd. (Banks & Credit Cos.)          19,000           101,630
                                                                                   -----------
                                                                                   $   124,506
----------------------------------------------------------------------------------------------
  Spain - 2.5%
    Acciona S. A. (Construction)                                       8,000       $   271,193
    Altadis S.A. (Tobacco)                                            33,140           527,638
    Gas Natural SDG S.A. (Gas)                                         6,300           112,686
                                                                                   -----------
                                                                                   $   911,517
----------------------------------------------------------------------------------------------
  Sweden - 1.4%
    Getinge Industrier AB (Medical & Health Products)                  6,620       $    82,481
    Rottneros AB (Forest Products)                                   284,410           227,801
    Securitas AB (Consumer Goods & Services)                          11,000           177,241
                                                                                   -----------
                                                                                   $   487,523
----------------------------------------------------------------------------------------------
  Switzerland - 4.4%
    Givaudan S.A. (Consumer Goods & Services)                            415       $   124,903
    Julius Baer Holding Ltd. (Banks & Credit Cos.)                       800           238,057
    Leica Geosystems AG (Manufacturing)*                                 900           152,957
    Syngenta AG, ADR (Chemicals)*                                     37,870           377,564
    Synthes-Stratec, Inc. (Medical & Health Products)*##               1,030           672,590
                                                                                   -----------
                                                                                   $ 1,566,071
----------------------------------------------------------------------------------------------
  Thailand - 0.6%
    Advanced Info Service Public Co. Ltd. (Cellular Phones)           21,500       $   230,133
----------------------------------------------------------------------------------------------
  United Kingdom - 3.7%
    Aegis Group PLC (Advertising)                                    213,640       $   235,522
    Cookson Group (Electronics)                                      104,600            75,369
    Granada Compass PLC (Telecommunications)*                         70,390            96,224
    Johnson Service Group PLC (Business Services)                     88,910           392,067
    Matalan PLC (Apparel & Textiles)                                  20,040           139,183
    Reckitt Benckiser PLC (Consumer Goods & Services)                 15,800           227,135
    Smith & Nephew PLC (Medical Products)                             34,710           176,020
                                                                                   -----------
                                                                                   $ 1,341,520
----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                               $31,135,820
----------------------------------------------------------------------------------------------
U.S. Stocks - 5.1%
  Electrical Equipment - 0.7%
    Micrel, Inc.*#                                                    12,040       $   240,078
----------------------------------------------------------------------------------------------
  Electronics - 0.8%
    Integrated Device Technology, Inc.*                                4,820       $    96,978
    Microchip Technology, Inc.*                                        4,850           129,980
    QLogic Corp.*                                                      3,070            58,330
                                                                                   -----------
                                                                                   $   285,288
----------------------------------------------------------------------------------------------
  Insurance - 2.1%
    Arthur J. Gallagher & Co.                                         14,960       $   506,396
    Safeco Corp.                                                       8,300           251,739
                                                                                   -----------
                                                                                   $   758,135
----------------------------------------------------------------------------------------------
  Oil Services - 0.8%
    Precision Drilling Corp.*                                          3,880       $    81,946
    Santa Fe International Corp.#                                      4,890           103,912
    Transocean Sedco Forex, Inc.#                                      4,495           118,668
                                                                                   -----------
                                                                                   $   304,526
----------------------------------------------------------------------------------------------
  Telecommunications - 0.3%
    Amdocs Ltd.*                                                       3,590       $    95,674
----------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.4%
    Advanced Fibre Communications, Inc.*#                              5,040       $    73,634
    Tekelec Co.*                                                       5,720            75,333
                                                                                   -----------
                                                                                   $   148,967
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                  $ 1,832,668
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $36,908,402)                                        $32,968,488
----------------------------------------------------------------------------------------------
Short-Term Obligations - 5.0%
----------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
----------------------------------------------------------------------------------------------
    American Express Credit Corp., due 10/01/01                  $       142       $   142,000
    General Electric Capital Corp., due 10/01/01                         671           671,000
    Goldman Sachs Group LP, due 10/01/01                                 358           358,000
    UBS Finance, Inc., due 10/01/01                                      630           630,000
----------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                    $ 1,801,000
----------------------------------------------------------------------------------------------

Repurchase Agreement - 0.4%
----------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)             VALUE
----------------------------------------------------------------------------------------------
    Merrill Lynch, dated 9/28/01, due 10/01/01, total
      to be received $160,045 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account)
      at Cost                                                    $       160       $   160,000
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $38,869,402)                                   $34,929,488
----------------------------------------------------------------------------------------------

Securities Sold Short - (1.7)%
----------------------------------------------------------------------------------------------
                                                                      SHARES
----------------------------------------------------------------------------------------------
Foreign Stocks - (1.7)%
    DIS Deutscher Industries (Business Service)                      (18,000)      $  (360,281)
    Pixelpark AG (Computer Software - Systems)                       (19,300)          (78,138)
    Adecco S.A., REG (Placement Services)                             (5,600)         (190,693)
----------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $(870,968))                        $  (629,112)
----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 4.4%                                                1,593,592
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $35,893,968
----------------------------------------------------------------------------------------------

*  Non-income producing security.
# Security or portion of the security was pledged to cover collateral requirements.
   At September 30, 2001, the value of securities pledged for the fund amounted to $718,452.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
SEPTEMBER 30, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $38,869,402)        $ 34,929,488
  Investments of cash collateral for securities loaned, at
    value                                                        1,600,602
  Cash                                                               1,862
  Deposits with brokers for securities sold short                  870,968
  Net receivable for forward currency exchange contracts
    closed                                                             676
  Net receivable for forward currency exchange contracts
    subject to master netting agreements                             4,301
  Receivable for investments sold                                  653,929
  Receivable for fund shares sold                                1,299,504
  Interest and dividends receivable                                 60,415
  Other assets                                                       1,247
                                                              ------------
      Total assets                                            $ 39,422,992
                                                              ------------
Liabilities:
  Payable for dividends on securities sold short              $      1,842
  Payable for foreign currency, at value (identified cost,
    $107,688)                                                      106,097
  Securities sold short, at value (proceeds received,
    $870,968)                                                      629,112
  Payable for investments purchased                              1,154,619
  Payable for fund shares reacquired                                31,493
  Collateral for securities loaned, at value                     1,600,602
  Payable to affiliates:
    Management fee                                                   2,747
    Reimbursement fee                                                  930
    Distribution and service fee                                     1,582
                                                              ------------
      Total liabilities                                       $  3,529,024
                                                              ------------
Net assets                                                    $ 35,893,968
                                                              ============
Net assets consist of:
  Paid-in capital                                             $ 41,693,267
  Unrealized depreciation on investments and translation of
    assets and liabilities
    in foreign currencies                                       (3,680,062)
  Accumulated net realized loss on investments and foreign
    currency transactions                                       (2,113,576)
  Accumulated net investment loss                                   (5,661)
                                                              ------------
      Total                                                   $ 35,893,968
                                                              ============
Shares of beneficial interest outstanding                      3,075,381
                                                               =========
Class A shares:
  Net asset value per share
    (net assets of $20,857,859 / 1,785,384 shares of
     beneficial interest outstanding)                            $11.68
                                                                 ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                  $12.39
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $7,734,860 / 664,027 shares of beneficial
     interest outstanding)                                       $11.65
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $4,909,781 / 422,168 shares of beneficial
     interest outstanding)                                       $11.63
                                                                 ======
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $2,391,468 / 203,802 shares of beneficial
     interest outstanding)                                       $11.73
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                             $   306,197
    Interest                                                                   70,765
    Foreign taxes withheld                                                    (35,042)
                                                                          -----------
      Total investment income                                             $   341,920
                                                                          -----------
  Expenses -
    Management fee                                                        $   166,611
    Trustees' compensation                                                      3,754
    Shareholder servicing agent fee                                            16,805
    Distribution and service fee (Class A)                                     30,853
    Distribution and service fee (Class B)                                     30,972
    Distribution and service fee (Class C)                                     24,789
    Administrative fee                                                          2,132
    Custodian fee                                                              39,848
    Printing                                                                   42,480
    Postage                                                                    13,769
    Auditing fees                                                              26,570
    Legal fees                                                                 10,713
    Registration fees                                                          88,433
    Dividend expense on securities sold short                                   1,842
    Miscellaneous                                                              17,064
                                                                          -----------
      Total expenses                                                      $   516,635
    Fees paid indirectly                                                       (3,259)
    Reduction of expenses by investment adviser                              (206,939)
                                                                          -----------
      Net expenses                                                        $   306,437
                                                                          -----------
        Net investment income                                             $    35,483
                                                                          -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                               $(2,431,558)
    Securities sold short                                                     350,795
    Foreign currency transactions                                            (105,318)
                                                                          -----------
      Net realized loss on investments and foreign currency transactions  $(2,186,081)
                                                                          -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                           $(4,271,648)
    Securities sold short                                                     241,856
    Translation of assets and liabilities in foreign currencies                18,196
                                                                          -----------
      Net unrealized loss on investments and foreign currency
      translation                                                         $(4,011,596)
                                                                          -----------
        Net realized and unrealized loss on investments and foreign
      currency                                                            $(6,197,677)
                                                                          -----------
          Decrease in net assets from operations                          $(6,162,194)
                                                                          ===========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                               2001             2000
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                  $    35,483       $  (11,927)
  Net realized gain (loss) on investments and
    foreign currency transactions                (2,186,081)         379,847
  Net unrealized gain (loss) on investments
    and foreign currency translation             (4,011,596)         301,944
                                                -----------       ----------
    Increase (decrease) in net assets from
      operations                                $(6,162,194)      $  669,864
                                                -----------       ----------
Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)     $   (11,730)      $  (34,892)
  From net realized gain on investments and
    foreign currency transactions (Class B)          (2,968)           --
  From net realized gain on investments and
    foreign currency transactions (Class C)          (3,850)           --
  From net realized gain on investments and
    foreign currency transactions (Class I)         (14,958)        (525,496)
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class A)                          (11,488)           --
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class B)                           (2,906)           --
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class C)                           (3,770)           --
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class I)                          (14,649)           --
                                                -----------       ----------
    Total distributions declared to
      shareholders                              $   (66,319)      $ (560,388)
                                                -----------       ----------
Net increase in net assets from fund share
transactions                                    $39,211,410       $1,694,828
                                                -----------       ----------
      Total increase in net assets              $32,982,897       $1,804,304
Net assets:
  At beginning of period                          2,911,071        1,106,767
                                                -----------       ----------
  At end of period (including accumulated net
    investment loss of $5,661 and $233,
    respectively)                               $35,893,968       $2,911,071
                                                ===========       ==========

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED SEPTEMBER 30,                           PERIOD ENDED
                                 ----------------------------------------------------             SEPTEMBER 30,
                                        2001                2000                 1999                     1998*
---------------------------------------------------------------------------------------------------------------
                                     CLASS A
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                          $ 15.24             $ 13.15              $  9.42                   $ 10.00
                                     -------             -------              -------                    ------
Income from investment operations# -
  Net investment income
    (loss)(S)                        $  0.05             $ (0.10)             $ (0.01)                  $  0.06
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency                   (3.45)               6.62                 3.78                     (0.64)
                                     -------             -------              -------                    ------
      Total from investment
        operations                   $ (3.40)            $  6.52              $  3.77                    $(0.58)
                                     -------             -------              -------                    ------
Less distributions declared to shareholders -
  From net investment income         $  --               $  --                $ (0.04)                   $ --
  From net realized gain on
    investments and foreign
    currency transactions              (0.08)              (4.43)                --  **                    --
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                       (0.08)               --                   --                        --
                                     -------             -------              -------                    ------
      Total distributions
        declared to shareholders     $ (0.16)            $ (4.43)             $ (0.04)                   $ --
                                     -------             -------              -------                    ------
Net asset value - end of period      $ 11.68             $ 15.24              $ 13.15                    $ 9.42
                                     =======             =======              =======                    ======
Total return++                        (22.52)%             53.54%               40.11%                    (5.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                            1.65%               1.77%                1.78%                     1.75%+
  Net investment income (loss)          0.37%              (0.62)%               0.13%                     0.54%+
Portfolio turnover                       136%                152%                 162%                      165%
Net assets at end of period
  (000 Omitted)                      $20,858                $202                 $122                      $573

(S) Prior to October 1, 2000, subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. Effective October
    1, 2000, the fund began paying the investment adviser a fee not greater than 0.30% of average daily net assets. In addition the investment adviser and the distributor no longer waive their fees. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

      Net investment loss            $ (0.11)            $ (0.43)             $ (0.32)                   $(0.13)
      Ratios (to average net assets):
        Expenses## %+                   2.86%               3.92%                4.54%                     3.57
        Net investment loss            (0.84)%             (2.77)%              (2.89)%                   (1.32)%+

*  For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
** Per share amount was less than $0.01.
+  Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

--------------------------------------------------------------------------
                                                              PERIOD ENDED
                                                       SEPTEMBER 30, 2001*
--------------------------------------------------------------------------
                                                                   CLASS B
--------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                               $15.23
                                                                    ------
Income from investment operations# -
  Net investment loss(S)                                            $(0.02)
  Net realized and unrealized loss on investments and
    foreign currency                                                 (3.42)
                                                                    ------
      Total from investment operations                              $(3.44)
                                                                    ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                           $(0.07)
  In excess of net realized gain on investments and
    foreign currency transactions                                    (0.07)
                                                                    ------
      Total distributions declared to shareholders                  $(0.14)
                                                                    ------
Net asset value - end of period                                     $11.65
                                                                    ======
Total return                                                        (22.84)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                          2.30%+
  Net investment loss                                                (0.18)%+
Portfolio turnover                                                     136%
Net assets at end of period (000 Omitted)                           $7,735

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                             $(0.18)
    Ratios (to average net assets):
      Expenses##                                                      3.51%+
      Net investment loss                                            (1.39)%+

* For the period from the inception of Class B shares, October 2, 2000, through September 30, 2001.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

--------------------------------------------------------------------------
                                                              PERIOD ENDED
                                                       SEPTEMBER 30, 2001*
--------------------------------------------------------------------------
                                                                   CLASS C
--------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                               $15.23
                                                                    ------
Income from investment operations# -
  Net investment loss(S)                                            $(0.03)
  Net realized and unrealized loss on investments and
    foreign currency                                                 (3.43)
                                                                    ------
      Total from investment operations                              $(3.46)
                                                                    ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                           $(0.07)
  In excess of net realized gain on investments and
    foreign currency transactions                                    (0.07)
                                                                    ------
      Total distributions declared to shareholders                  $(0.14)
                                                                    ------
Net asset value - end of period                                     $11.63
                                                                    ======
Total return                                                        (22.98)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                          2.30%+
  Net investment loss                                                (0.24)%+
Portfolio turnover                                                     136%
Net assets at end of period (000 Omitted)                           $4,910

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                             $(0.19)
    Ratios (to average net assets):
      Expenses##                                                      3.51%+
      Net investment loss                                            (1.45)%+

* For the period from the inception of Class C shares, October 2, 2000, through September 30, 2001.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED SEPTEMBER 30,                           PERIOD ENDED
                                 ----------------------------------------------------             SEPTEMBER 30,
                                        2001                2000                 1999                     1998*
---------------------------------------------------------------------------------------------------------------
                                     CLASS I
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                          $ 15.25             $ 13.16              $  9.42                   $ 10.00
                                     -------             -------              -------                    ------
Income from investment operations# -
  Net investment income
    (loss)(S)                        $  0.07             $ (0.10)             $ (0.03)                  $  0.07
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency                   (3.43)               6.62                 3.81                     (0.65)
                                     -------             -------              -------                    ------
      Total from investment
        operations                   $ (3.36)            $  6.52              $  3.78                    $(0.58)
                                     -------             -------              -------                    ------
Less distributions declared to shareholders -
  From net investment income         $  --               $  --                $ (0.04)                   $ --
  From net realized gain on
    investments and foreign
    currency transactions              (0.08)              (4.43)                --  **                    --
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                       (0.08)               --                   --                        --
                                     -------             -------              -------                    ------
      Total distributions
        declared to shareholders     $ (0.16)            $ (4.43)             $ (0.04)                   $ --
                                     -------             -------              -------                    ------
Net asset value - end of period      $ 11.73             $ 15.25              $ 13.16                    $ 9.42
                                     =======             =======              =======                    ======
Total return++                        (22.21)%             53.50%               40.22%                    (5.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                            1.30%               1.77%                1.78%                     1.75%+
  Net investment income (loss)          0.53%              (0.59)%               0.23%                     0.65%+
Portfolio turnover                       136%                152%                 162%                      165%
Net assets at end of period
  (000 Omitted)                       $2,391              $2,709                 $985                      $692

(S) Prior to October 1, 2000, subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. Effective October
    1, 2000, the fund began paying the investment adviser a fee not greater than 0.30% of average daily net assets. In addition the investment adviser and the distributor no longer waive their fees. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

      Net investment loss            $ (0.09)            $ (0.36)             $ (0.29)                   $(0.07)
      Ratios (to average net assets):
        Expenses## %+                   2.51%               3.42%                4.04%                     3.07
        Net investment loss            (0.68)%             (2.27)%              (2.49)%                   (0.71)%+

*  For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
** Per share amount was less than $0.01.
+  Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At September 30, 2001, the value of securities loaned was $1,525,768. These loans were collateralized by cash of $1,600,602 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                        SHARES       AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio         1,600,602      $1,600,602

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended September 30, 2001 accumulated net investment loss increased by $40,911, accumulated net realized loss on investments and foreign currency transactions decreased by $105,318, and paid-in capital decreased by $64,407 due to differences between book and tax accounting for currency transactions and net investment losses. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

  First $500 million of average net assets          0.975%
  Average net assets in excess of $500 million      0.925%

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.30% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 2001, aggregate unreimbursed expenses amounted to $240,066.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $684 for the year ended September 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

  First $2 billion                     0.0175%
  Next $2.5 billion                    0.0130%
  Next $2.5 billion                    0.0005%
  In excess of $7 billion              0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $49,169 for the year ended September 30, 2001 as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,697 for the year ended September 30, 2001. Fees incurred under the distribution plan during the year ended September 30, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $17 and $4 for Class B and Class C shares, respectively, for the year ended September 30, 2001. Fees incurred under the distribution plan during the year ended September 30, 2001, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2001, were $0, $9,509, and $1,459 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $58,266,772 and $21,360,944, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $39,933,126
                                                                -----------
Gross unrealized depreciation                                   $(6,186,104)
Gross unrealized appreciation                                     1,182,466
                                                                -----------
    Net unrealized depreciation                                 $(5,003,638)
                                                                ===========

(5) SHARES OF BENEFICIAL INTEREST
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                 YEAR ENDED SEPTEMBER 30, 2001  YEAR ENDED SEPTEMBER 30, 2000
                 -----------------------------  -----------------------------
                        SHARES          AMOUNT       SHARES          AMOUNT
-----------------------------------------------------------------------------
Shares sold            2,135,403   $  28,769,854        7,051   $     116,049
Shares issued to
  shareholders in
  reinvestment of
  distributions            1,209          17,291        2,360          34,870
Shares reacquired       (364,471)     (4,711,860)      (5,414)        (86,155)
                       ---------   -------------      -------   -------------
    Net increase       1,772,141   $  24,075,285        3,997   $      64,764
                       =========   =============      =======   =============

Class B shares
                 YEAR ENDED SEPTEMBER 30, 2001
                 -------------------------------
                        SHARES          AMOUNT
------------------------------------------------
Shares sold              709,756   $   9,566,865
Shares issued to
  shareholders in
  reinvestment of
  distributions              390           5,548
Shares reacquired        (46,119)       (602,909)
                       ---------   -------------
    Net increase         664,027   $   8,969,504
                       =========   =============

Class C shares
                 YEAR ENDED SEPTEMBER 30, 2001
                 -------------------------------
                        SHARES          AMOUNT
------------------------------------------------
Shares sold              458,795   $   6,266,292
Shares issued to
  shareholders in
  reinvestment of
  distributions              270           3,841
Shares reacquired        (36,897)       (471,633)
                       ---------   -------------
    Net increase         422,168   $   5,798,500
                       =========   =============

Class I shares
                 YEAR ENDED SEPTEMBER 30, 2001  YEAR ENDED SEPTEMBER 30, 2000
                 -----------------------------  -----------------------------
                        SHARES          AMOUNT       SHARES          AMOUNT
-----------------------------------------------------------------------------
Shares sold               38,122   $     526,246      191,187   $   3,178,751
Shares issued to
  shareholders in
  reinvestment of
  distributions            1,831          25,907       35,643         525,474
Shares reacquired        (13,819)       (184,032)    (124,036)     (2,074,161)
                       ---------   -------------      -------   -------------
    Net increase          26,134   $     368,121      102,794   $   1,630,064
                       =========   =============      =======   =============

*For the period from the inception of Class B and Class C shares, October 2, 2000, through September 30, 2001.


(6) LINE OF CREDIT
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended September 30, 2001, was $187. The fund had no borrowings during the year.

(7) FINANCIAL INSTRUMENTS
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
                                                                             NET
                       CONTRACTS TO                     CONTRACTS     UNREALIZED
  SETTLEMENT DATE   DELIVER/RECEIVE   IN EXCHANGE FOR    AT VALUE   APPRECIATION
--------------------------------------------------------------------------------
Purchase 12/18/01   EUR   1,082,000          $981,374    $982,050           $676

At September 30, 2001, forward foreign currency sales under master netting agreements excluded above amounted to a net receivable of $4,301 with Deutsche Bank.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below:
EUR = EUR Dollar
JPY = Japanese Yen

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust V
and Shareholders of MFS International New Discovery Fund:

We have audited the accompanying statements of assets and liabilities of MFS International New Discovery Fund (the Fund), including the schedule of portfolio investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International New Discovery Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
November 9, 2001

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   THE FUND HAS DESIGNATED $26,608 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED SEPTEMBER 30, 2001.

   FOR THE YEAR ENDED SEPTEMBER 30, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 0.23%.

MFS(R) INTERNATIONAL
NEW DISCOVERY FUND

TRUSTEES
John W. Ballen* - President,               ASSISTANT TREASURERS
MFS Investment Management                  Mark E. Bradley*
                                           Robert R. Flaherty*
William R. Gutow+ - Private Investor       Ellen Moynihan*
and Real Estate Consultant; Vice
Chairman, Entertainment Management         SECRETARY
Company (video franchise)                  Stephen E. Cavan*

                                           ASSISTANT SECRETARY
J. Atwood Ives+ - Private Investor         James R. Bordewick, Jr.*

Lawrence T. Perera+ - Partner,             CUSTODIAN
Hemenway & Barnes (attorneys)              State Street Bank and Trust Company

William J. Poorvu+ - Adjunct               AUDITORS
Professor, Harvard University              Deloitte & Touche LLP
Graduate School of Business
Administration                             INVESTOR INFORMATION
                                           For information on MFS mutual funds,
Charles W. Schmidt+ - Private Investor     call your investment professional
                                           or, for an information kit, call
Arnold D. Scott* - Senior Executive        toll free: 1-800-637-2929 any
Vice President and Director MFS            business day from 9 a.m. to 5 p.m.
Investment Management                      Eastern time (or leave a message
                                           anytime).
Jeffrey L. Shames* - Chairman and
Chief Executive Officer, MFS               INVESTOR SERVICE
Investment Management                      MFS Service Center, Inc.
                                           P.O. Box 2281
Elaine R. Smith+ - Independent             Boston, MA 02107-9906
Consultant
                                           For general information, call toll
David B. Stone+ - Chairman Emeritus        free: 1-800-225-2606 any business
and Director, North American               day from 8 a.m. to 8 p.m. Eastern
Management Corp. (investment               time.
adviser)
                                           For service to speech- or
INVESTMENT ADVISER                         hearing-impaired individuals, call
Massachusetts Financial Services Company   toll free: 1-800-637-6576 any
500 Boylston Street                        business day from 9 a.m. to 5 p.m.
Boston, MA 02116-3741                      Eastern time. (To use this service,
                                           your phone must be equipped with a
DISTRIBUTOR                                Telecommunications Device for the
MFS Fund Distributors, Inc.                Deaf.)
500 Boylston Street
Boston, MA 02116-3741                      For share prices, account balances,
                                           exchanges, or stock and bond
CHAIRMAN AND PRESIDENT                     outlooks, call toll free:
Jeffrey L. Shames*                         1-800-MFS-TALK (1-800-637-8255)
                                           anytime from a touch-tone telephone.
PORTFOLIO MANAGER
David A. Antonelli*                        WORLD WIDE WEB
                                           www.mfs.com
TREASURER
James O. Yost*

*MFS Investment Management
+Independent Trustee

MFS(R) INTERNATIONAL NEW DISCOVERY FUND                           ------------
                                                                   PRSRT STD
[logo] M F S(R)                                                   U.S. Postage
INVESTMENT MANAGEMENT                                                Paid
                                                                      MFS
500 Boylston Street                                               ------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                 MNI-2 11/01 14M 74/274/374/874